SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Earliest Event Reported
                                 August 22, 2006


                         Money Centers of America, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation of organization)

                  000-49723                           23-2929364
          (Commission File Number)       (IRS Employer Identification Number)


                   700 South Henderson Road, Suite 325
                      King of Prussia, Pennsylvania               19406
                 (Address of principal executive offices)       (Zip Code)


        Registrant's telephone number, including area code (610) 354-8888

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02         Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers.

         On November 10, 2006 Barry R. Bekkedam submitted his resignation from the Board of Directors of Money Centers of America, Inc. (the "Company"). On November 10, 2006, pursuant to authority in its bylaws, the remaining directors elected Dennis Gomes to fill the vacancy, effective upon the completion of the anticipated refinancing of the Company's credit facilities. Since 2005 Mr. Gomes has been CEO of Gomes Gaming Management, LLC. From 1995 to 2005, Mr. Gomes was President of Resort Operations for Aztar Corporation. A press release regarding Mr. Gomes' election was issued on November 14, 2006. A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01.        Financial Statements and Exhibits.

(d)      Exhibits.

The following exhibit is furnished in accordance with Item 601 of Regulation
S-K:

99.1     Press Release dated November 14, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         MONEY CENTERS OF AMERICA, INC.

                                       By: /s/ Jason P. Walsh
                                           ----------------------------
                                       Name:   Jason P. Walsh
                                       Title:  Chief Financial Officer

Date:  November 14, 2006

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